Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
20	Subsequent Events

(a) Delisting Notice from NYSE

In March 2012, the Company received a notice from the staff of NYSE Regulation, Inc. (“NYSE Regulation”) confirming that NYSE Regulation has determined to commence proceedings to delist the Company’s ADSs from the NYSE on the grounds that the Company has fallen below the NYSE’s continued listing standard set forth in Section 802.01B of the NYSE Listed Company Manual, which requires the Company to maintain an average global market capitalization of not less than $15 million over a consecutive 30-trading day period.

The NYSE made public announcement of this decision on March 12, 2012. Trading in the Company’s ADSs on the NYSE was suspended on March 19, 2012.  The Company intends to facilitate the quotation of its ADSs on the over-the-counter bulletin board (“OTCBB”) market.

(b) Significant cash outflow due to dividend payment

In March 2012, the Company paid the remaining dividend payable of RMB164.6 million to shareholders using the proceeds from the maturities of short-term investments

(c) Potential loss for prepaid CCTV-8 time slots

The Group prepaid RMB 60.5 million for 2012 advertising time slots on CCTV-8 in November 2011, of which RMB 49.5 million is not refundable. Effective as of January 1, 2012, a new regulation disallows advertisement during one particular episodic of TV drama but allows commercials between different episodes. Due to such regulation, the revenues from CCTV-8 time slots are expected to be significantly less than originally expected. The group might potentially incur loss for this non-refundable purchase.